UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 28, 2021
Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
100 West Liberty Street, 12th Floor, Reno, Nevada 89501
(Address of principal executive offices, including zip code)
(775) 328-0100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2021, Caesars Enterprise Services, LLC, a Delaware limited liability company (the “Company”) entered into amended and restated employment agreements with each of the following executives:

Name	Position
Gary L. Carano	Executive Chairman
Thomas R. Reeg	Chief Executive Officer
Anthony L. Carano	President and Chief Operating Officer
Bret Yunker	Chief Financial Officer
Edmund L. Quatmann, Jr.	Chief Legal Officer and Secretary

The Company also entered into a new executive employment agreement with each of the following executives:

Name	Position
Stephanie Lepori	Chief Administrative and Accounting Officer
Josh Jones	Chief Marketing Officer

Each executive is referred to herein as an “Executive” and, collectively the amended and restated employment agreements and new executive employment agreements are referred to herein as the “Executive Employment Agreements.” The Executive Employment Agreements will become effective on December 28, 2021.

Each Executive Employment Agreement is for a three-year term until January 1, 2025, with automatic one-year renewals unless a notice of non-renewal is provided by either party at least three months before the scheduled renewal date, other than Mr. G. Carano’s agreement, which is for a term of one year with automatic one-year renewals unless a notice of non-renewal is provided by either party at least three months before the scheduled renewal date. If a “change in control” (as defined in the applicable Executive Employment Agreement) occurs during the term of the agreement, the then-current term of such agreement will be extended an additional two years from the change in control, subject to automatic renewal for subsequent periods.

Effective as of January 1, 2022, the Executive Employment Agreements for the named executive officers and Mr. Quatmann provide for the following annual base salary, annual incentive bonus opportunity target as a percentage of base salary, and long-term incentive award as a percentage of base salary:

Executive	Base Salary	Annual Incentive Bonus Opportunity Target as a Percentage of Base Salary	Long-Term Incentive Award as a Percentage of Base Salary
Gary L. Carano	$750,000	125%	100%
Thomas R. Reeg	$2,000,000	200%	450%
Anthony L. Carano	$1,350,000	125%	300%
Bret Yunker	$1,150,000	125%	300%
Edmund L. Quatmann, Jr.	$775,000	100%	200%
Stephanie Lepori	$700,000	100%	200%

Each of the following Executives is entitled to a signing bonus pursuant to their respective Executive Employment Agreement in the following amounts: Mr. Reeg ($5,000,000), Mr. A. Carano ($1,500,000), Mr. Yunker ($1,500,000), Mr. Quatmann ($1,000,000) and Ms. Lepori ($1,000,000). In the event each Executive’s employment terminates due to Executive’s resignation without “good reason” or by the Company for “cause” (as such terms are defined in the Executive Employment Agreements), prior to January 1, 2025, the Executive will be required to repay to the Company a pro rata portion of the signing bonus.

In the event of a termination of Mr. Reeg’s employment by the Company without “cause” or if Mr. Reeg terminates his employment for “good reason” (each as defined in Mr. Reeg’s Executive Employment Agreement), Mr. Reeg is entitled to receive (i) a lump-sum payment equal to 1.0 times the sum of his base salary and annual incentive award target, or 2.99 times such amount in the event of such a termination within two years following a change in control, (ii) a lump-sum payment of a prorated portion of his actual annual incentive award, if any, or a prorated portion of his annual incentive award target in the event of such a termination within two years following a change in control, (iii) a lump-sum payment equal to 12 months of health benefits coverage, or 24 months if such a termination is within two years following a change in control, and (iv) outplacement services for no more than 12 months and in an amount not to exceed $10,000.

For each Executive other than Mr. Reeg, in the event of a termination by the Company without cause or if the Executive terminates his or her employment for good reason, such Executive is entitled to receive (i) a lump-sum payment equal to 1.0 times the sum of such Executive’s base salary and annual incentive award target, or 2.0 times such amount in the event of such a termination within two years following a change in control, (ii) a lump-sum payment of a prorated portion of such Executive’s annual incentive award based on actual performance for the calendar year that includes the date of the termination, if any, or a prorated portion of such Executive’s target annual incentive award in the event of such a termination within two years following a change in control, (iii) a lump-sum payment equal to 12 months of health benefits coverage, or 18 months if such a termination is within two years following a change in control, and (iv) outplacement services for no more than 12 months and in an amount not to exceed $10,000.

The Executive Employment Agreements contain certain customary non-competition, non-solicitation and confidentiality provisions.

The foregoing description is not a complete description of the Executive Employment Agreements and is qualified in its entirety by reference to the full text of each Executive Employment Agreement, copies of which are attached hereto as Exhibits and incorporated by reference in this Item 5.02.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
10.1	Amended and Restated Executive Employment Agreement, executed as of December 28, 2021, by and between Caesars Enterprise Services, LLC and Gary L. Carano
10.2	Amended and Restated Executive Employment Agreement, executed as of December 28, 2021, by and between Caesars Enterprise Services, LLC and Thomas R. Reeg
10.3	Amended and Restated Executive Employment Agreement, executed as of December 28, 2021, by and between Caesars Enterprise Services, LLC and Anthony L. Carano
10.4	Amended and Restated Executive Employment Agreement, executed as of December 28, 2021, by and between Caesars Enterprise Services, LLC and Bret Yunker
10.5	Amended and Restated Executive Employment Agreement, executed as of December 28, 2021, by and between Caesars Enterprise Services, LLC and Edmund L. Quatmann, Jr.
10.6	Executive Employment Agreement, executed as of December 28, 2021, by and between Caesars Enterprise Services, LLC and Stephanie Lepori

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

Date:	January 3, 2022	By:	/s/ Edmund L. Quatmann, Jr.
Edmund L. Quatmann, Jr.
Executive Vice President, Chief Legal Officer and Secretary